Exhibit 10.5

AMENDMENT NUMBER THREE

TO THE

WEST CORPORATION NONQUALIFIED DEFERRED COMPENSATION PLAN

WHEREAS, West Corporation, a Delaware corporation (the “Company”), maintains the West Corporation Nonqualified Deferred Compensation Plan, as amended and restated effective as of March 27, 2013 and amended by Amendment Number One dated as of April 24, 2013 and Amendment Number Two dated as of January 29, 2014 (the “Plan”);

WHEREAS, pursuant to Article VIII of the Plan, the Company has the authority to amend the Plan; and

WHEREAS, the Board has authorized an amendment of the Plan to facilitate participants making changes to notional investments in mutual funds more frequently than quarterly and to provide the Company with additional time to complete distributions in accordance with applicable law.

NOW, THEREFORE, the Plan is hereby amended, effective as of July 30, 2014, as follows:

1. The third sentence of Section 3.3 is hereby amended to delete the word “quarterly” prior to the word “by”.

2. The third sentence of Section 6.1 is hereby amended to replace the words “sixty (60) days” with the words “ninety (90) days”.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized agent as of July 30, 2014.

WEST CORPORATION

By:	/s/ Paul M. Mendlik
Name:	Paul M. Mendlik
Title:	Chief Financial Officer

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